Exhibit 99

Ready To Go

“Unlocking the Value”

Merrill Lynch Global Transportation Conference Investor Presentation June 8, 2005

Florida East Coast Industries

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company’s present expectations or beliefs concerning future events. These statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” “may”, and other expressions that indicate future events and trends. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic, business, competitive, regulatory and market conditions (particularly in the state of Florida, the southeast US and the Caribbean) and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

Florida East Coast Industries

A Florida Railroad and Real Estate Company

RAILROAD

Florida East Coast Railway, L.L.C.

(“FECR”)

Regional freight railroad that operates 351 miles of main line track with the most direct route from Jacksonville to Miami and provides intermodal drayage services in the Southeast U.S.

REAL ESTATE

Flagler Development Company (“FLAGLER”)

Real estate development company that develops, owns, manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando, Sunrise and Miami

Florida Statistics

Population % Growth Rate

0.9% 2.2%

1998-2002

0.8% 1.7%

2003-2010

USA Florida

Employment % Growth Rate

1.5% 2.5%

1998-2002

1.0% 2.1%

2003-2010

USA Florida Jacksonville

FECI Headquarters

St. Augustine

Orlando Miami

4th largest gross state product 4th most populous state 4th largest labor force

8th largest economy in the western hemisphere 9th largest producer of exported goods 15th largest economy in the world 12% lower labor cost than the national average 1,000+ people move to Florida each day

FECR’s Transportation Reach

Drayage Operations Sea Port Hurricane Train Nighthawk Florida Transload Service

FECR

CHICAGO

BALTIMORE

NORTH BERGEN, NJ

ATLANTA

JACKSONVILLE

MIAMI

Port of Palm Beach

Ft. Lauderdale

Port of Miami

Major Commodity Detail

Commodities – Freight Units

Three Months ended 3/31/05

Other

9%

Intermodal

58%

Vehicles & Equipment

5%

Aggregate

28%

Commodities – Freight Revenues

Three Months ended 3/31/05

Other

18%

Intermodal

42%

Vehicles & Equipment

9%

Aggregate

31%

Railway Segment Revenue and Operating Profit

240 220 200 180 160

140 120 100 80 60 40 20

$160.7 $41.3

2001

$166.8 $42.2

2002*

$181.1 $43.0

2003*

$200.8 $47.3

2004*

$48.6 $11.1

3/31/04* YTD

$56.5 $15.0

3/31/05* YTD

2005 Railway Segment Revenue expected to range between $216 to $223 million and Operating Profit expected to range between $54 and $56 million

2005 Outlook

Carload Revenue

Other Revenue

Intermodal Revenue

Railway Segment Operating Profit

*2002, 2003, 2004, and 2005 include 2 months, 12 months, and 3 months of drayage, respectively.

Flagler Development Company Overview

Flagler has Exceptional Assets in Florida’s Strongest Markets

Building Portfolio

63 office and industrial buildings

Land Portfolio

Approx. 2,665 Unentitled Acres (excl. FECR land)

Entitlements

750 Acres / 10.9 million sq. ft.

Building Portfolio

(3/31/05) Existing Under

Development Total

Jacksonville 2,463,368 377,116 2,840,484

Orlando 838,801 136,709 975,510

Miami/Doral/Sunrise 3,889,906 200,709 4,090,615

Total(s) 7,192,075 714,534 7,906,609

JACKSONVILLE ORLANDO FT. LAUDERDALE MIAMI FECR JACKSONVILLE PORTFOLIO:

Flagler Center Deerwood North Deerwood South

Gran Park at The Avenues duPont Center The Office Centre at Southpoint

ORLANDO PORTFOLIO:

SouthPark Center

SOUTH FLORIDA PORTFOLIO:

Flagler Plaza

Sunrise Corporate Plaza I

Flagler Station Business Park Doral Concourse

Flagler Properties are Located in Florida’s Growing Markets

SOUTHPOINT JACKSONVILLE

FLAGLER STATION MIAMI

DORAL CONCOURSE MIAMI

SUNRISE CORP. PLAZA 1 SUNRISE

Key Financial Metrics for Flagler(1)

Rental and Services Revenue

(in millions)

$58.7 2001 $59.7 2002 $63.6 2003 $69.6 2004 $17.0

YTD 3/31/04

$20.6

YTD 3/31/05 2005 Outlook

2005 expected in range of $81 to $85 million

Capital Expenditures

(in millions)

$56.8 2001 $26.7 2002 $74.7 2003 $79.9 2004 $13.5

YTD 3/31/04

$90.3

YTD 3/31/05

2005 expected in range of $145 to $165 million(3)

2005 Outlook

Rental Properties’ Operating Profit Before D&A(2)

(in millions)

$38.7 2001 $38.8 2002 $40.1 2003 $44.8 2004 $11.0

YTD 3/31/04

$13.3

YTD 3/31/05

2005 expected in range of $54 to $56 million

2005 Outlook

Overall Occupancy (%)

95 93 91 92

2001

88 84 83 84

2002

86 87 87 88

2003

89 91 94 95

2004

94

2005

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

(1)All data on this page reflects continuing operations.

(2)A reconciliation to the most comparable GAAP measure is provided on page 12.

(3)Includes $75 to $85 million for acquisitions of land and/or finished buildings utilizing proceeds from third and fourth quarter 2004 realty sales.

Reconciliation of Non-GAAP to GAAP Measures

(in millions) 2001 2002 2003 2004 3 Months ended 3/31/04 3 Months ended 3/31/05 Forecast 2005

Railway Segment’s operating profit $41.3 $42.2 $43.0 $47.3 $11.1 $15.0

Railway Segment’s - depreciation expense 16.4 17.7 19.6 20.2 5.0 5.4

Railway Segment’s operating profit before depreciation $57.7 $59.9 $62.6 $67.5 $16.1 $20.4

Total FECR legal entity net income $34.2 $57.7 $49.6 $40.6 $9.4 $16.1

Depreciation expense 16.6 17.9 19.7 20.3 5.1 5.4

Interest (income) expense (0.4) 0.0 (0.2) (0.6) (0.1) (0.5)

Income tax expense 21.3 36.1 31.1 25.9 5.9 10.8

Total FECR legal entity

EBITDA $71.7 $111.7 $100.2 $86.2 $20.3 $31.8

Flagler’s rental properties’ operating profit $19.0* $18.2* $17.8* $21.7* $4.2 $7.2 $27-29

Rental properties’ D&A expenses 19.7* 20.6* 22.3* $23.1* 6.8 6.1 27.0

Rental properties’ operating profit before D&A expense $38.7* $38.8* $40.1* $44.8* $11.0 $13.3 $54- $56

*Data reflects continuing operations